UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 8, 2005


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                    1-6453               95-2095071
        --------                    ------               ----------
       (State of Incorporation)    (Commission           (I.R.S. Employer
                                    File Number)          Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                       ----------------------------------
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication  pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents


                                                                            Page
                                                                            ----
Section 2 - Financial Information
---------------------------------

Item 2.02       Results of Operations and Financial Condition                  3

Section 8 - Other Events
------------------------

Item 8.01       Other Events                                                   3

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01       Financial Statements and Exhibits                              3

Signature                                                                      4

Exhibits:
99.1    News release dated December 8, 2005 (Earnings)




NATIONAL SEMICONDUCTOR CORPORATION


Item 2.02       RESULTS OF OPERATION AND FINANCIAL CONDITION

On December 8, 2005, National Semiconductor Corporation issued a news release announcing earnings for the quarter ended November 27, 2005. The earnings news release, which has been attached as Exhibit 99.1, contains unaudited Condensed Consolidated Statements of Operations, Balance Sheets, and Statements of Cash Flows that are presented in accordance with United States generally accepted accounting principles, or GAAP. The information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


Item 8.01       OTHER EVENTS

On December 8, 2005, the Company also announced in its news release that its Board of Directors had approved another $400 million stock repurchase program.


Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS

        (d) Exhibits
            --------

Exhibit No.     Description of Exhibit
-----------     ----------------------

  99.1 News release dated December 8, 2005 issued by National Semiconductor Corporation* (Earnings)

*This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NATIONAL SEMICONDUCTOR CORPORATION





Dated: December 8, 2005                      /S/ Jamie E. Samath
                                             -----------------------------
                                             Jamie E. Samath
                                             Corporate Controller
                                             Signing on behalf of the registrant
                                             and as principal accounting officer


                                                                    Exhibit 99.1


Media Contact: Financial:
Jeff Weir                                               Long Ly
National Semiconductor                                  National Semiconductor
(408) 721-5199                                          (408) 721-5007
jeff.weir@nsc.com                                       invest.group@nsc.com


National Semiconductor Posts 10 Percent Sequential Revenue Growth and Earnings of 32 Cents Per Share for Second Quarter of FY 2006

o Q2 FY06 revenues were $544 million, up 10% from Q1 FY06 and up 21% from last year's Q2
o GAAP net income was $114.7 million, or 32 cents per share
o Gross margin was 57.2%, up from 56.2% in Q1 FY06 and 50.6% in Q2 FY05
o Revenue outlook for Q3 FY06 is sequentially flat to down 3%
o Announcing additional $400 million stock buyback program

SANTA CLARA, Calif. -- December 8, 2005 -- National Semiconductor Corporation (NYSE:NSM) today reported GAAP net income of $114.7 million, or 32 cents per share, on revenues of $544.0 million for the second quarter of fiscal 2006, which ended November 27, 2005.

National's second quarter revenues were 10 percent higher than the first quarter of fiscal 2006, and 21 percent higher than the year-ago Q2 revenues of fiscal 2005. The sequential revenue growth was driven by strong demand from National's wireless handset customers as well as the broader markets served through the distribution channel.

In the first quarter of fiscal 2006, National posted revenues of $493.8 million, net income of $85.6 million and earnings of 24 cents per share. Those first quarter results included a $28 million pre-tax charge for severances, a $24.3 million pre-tax gain from the sale of a business, and $5 million of additional one-time income tax expense.

A year ago, in the second quarter of FY2005, National recorded sales of $448.9 million and net income of $90.0 million, or 24 cents per share. Last year's Q2 results included an $8.8 million pre-tax gain from the sale of assets, a $10.0 million pre-tax gain related to litigation, and a $4.2 million benefit from an income tax matter.

The Company's second quarter FY06 gross margin was 57.2 percent, a new record for the company. This Q2 gross margin is 1.0 percentage point higher than the first quarter gross margin and 6.6 percentage points higher than last year's second quarter gross margin of 50.6 percent. The improvement in gross margin has been driven by the company's focus on growing its higher-value Analog product portfolio.

"The wireless and handheld consumer  electronics markets are strong," said Brian
L. Halla, National's chairman and CEO. "Analog technology, such as our leading-edge power management products, makes these electronic devices possible. That's what's driving our growth right now."

Bookings Increased Sequentially in Q2
National's total company bookings in Q2 fiscal 2006 increased 6 percent sequentially from Q1. Within the Analog Standard Linear product categories, new orders for interface and data conversion products grew at a much higher rate than the overall company average.

Regionally, bookings increased in North America, Europe and Japan. Bookings from distributors also increased sequentially in Q2 from Q1. Bookings associated with foundry services for two recently divested businesses decreased in Q2 compared to Q1.

Total company bookings exceeded billings in the second quarter.

Outlook for Q3, Fiscal 2006
Based on turns expectations and considering typical seasonal patterns, National anticipates that revenues will be sequentially flat to down 3 percent in the third quarter of fiscal 2006. Assuming this revenue range, gross margin percentage is expected to increase slightly in Q3 FY06.

Stock Buyback and Dividends
Today, the company also announced that National's Board of Directors has authorized a new program to buy back an additional $400 million of National's common stock beyond what previously has been approved. During Q2, the company bought back $275 million of common stock under a previously approved repurchase program. The diluted weighted-average shares outstanding for Q2 FY06 were 356.7 million shares.

During the second quarter, at National's Annual Shareholders Meeting on September 30, 2005, the company also announced a cash dividend of $0.03 per outstanding share of common stock. This represents a 50 percent increase from the prior quarterly cash dividend of $0.02 per share. This new dividend will be paid January 9, 2006 to shareholders of record at the close of business on December 19, 2005.

About National Semiconductor
National Semiconductor, the industry's premier analog company, creates high-value analog devices and subsystems. National's leading-edge products include power management circuits, display drivers, audio and operational amplifiers, communication interface products and data conversion solutions. National's key analog markets include wireless handsets, displays and a variety of broad electronics markets, including medical, automotive, industrial, and test and measurement applications. Headquartered in Santa Clara, California, National reported sales of $1.91 billion for fiscal 2005, which ended May 29,
2005.  Additional   company   and  product   information   is   available   at
www.national.com.



NATIONAL SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(In millions, except per share amounts)


                                                          Three Months Ended             Six Months Ended
                                                       --------------------------     -------------------------
                                                        Nov. 27,      Nov. 28,          Nov. 27,     Nov. 28,
                                                          2005         2004              2005         2004
                                                       ------------ -------------     ------------- -----------
  Net sales                                               $ 544.0      $ 448.9         $ 1,037.8       $ 996.9
  Operating costs and expenses:
    Cost of sales                                           232.7        221.9              448.8        468.3
    Research and development                                 80.7         82.1              161.2        167.8
    Selling, general and administrative                      69.6         64.6              136.3        132.2
    Cost reduction and restructuring charges                  2.7          -                 30.7          1.2
    Gain on sale of business                                  -           (8.8)             (24.3)        (8.8)
    Other operating income, net                              (2.4)       (10.8)              (3.4)       (12.3)
                                                       ------------ -------------     ------------- -----------

  Total operating costs and expenses                        383.3        349.0             749.3         748.4
                                                       ------------ -------------     ------------- -----------

  Operating income                                          160.7         99.9             288.5         248.5
  Interest income, net                                        7.5          3.5              14.6           6.1
  Other non-operating income (expense), net                   0.6         (0.5)             (1.9)         (2.7)
                                                       ------------ -------------     ------------- -----------


  Income before taxes                                       168.8        102.9             301.2        251.9
  Income tax expense                                         54.1         12.9             100.9         44.2
                                                       ------------ -------------     ------------ ------------


  Net income                                            $   114.7     $   90.0         $   200.3    $   207.7
                                                       ============ =============     ============ ============

  Net income:
       Basic                                             $  0.34      $  0.25           $  0.58      $  0.58
       Diluted                                           $  0.32      $  0.24           $  0.56      $  0.55

  Selected income statement ratios as a percentage of sales:
       Gross margin                                        57.2%        50.6%             56.8%        53.0%
       Research and development                            14.8%        18.3%             15.5%        16.8%
       Selling, general and administrative                 12.8%        14.4%             13.1%        13.3%
       Net income                                          21.1%        20.0%             19.3%        20.8%

  Effective tax rate                                       32.0%        12.5%             33.5%        17.5%





NATIONAL SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
(In millions)

                                                                      Nov. 27,                        May 29,
                                                                        2005                           2005
                                                                 --------------------            -------------------
   ASSETS
   Current assets:
      Cash and cash equivalents                                           $   814.4                    $   867.1
      Short-term marketable investments                                       155.6                        155.1
      Receivables                                                             168.7                        123.9
      Inventories                                                             160.7                        170.2
      Deferred tax assets                                                     126.9                        126.9
      Other current assets                                                     53.1                         70.3
                                                                 --------------------            -------------------

      Total current assets                                                  1,479.4                      1,513.5

   Net property, plant and equipment                                          588.9                        605.1
   Goodwill                                                                    64.9                         87.2
   Deferred tax assets                                                        196.0                        192.2
   Other assets                                                               117.0                        106.2
                                                                 --------------------            -------------------

   Total assets                                                            $2,446.2                     $2,504.2
                                                                 ====================            ===================

   LIABILITIES AND SHAREHOLDERS' EQUITY
   Current liabilities:
      Accounts payable                                                    $    91.3                    $    64.7
      Accrued expenses                                                        169.7                        143.6
      Income taxes payable                                                    112.7                         76.7
                                                                 --------------------            -------------------

      Total current liabilities                                               373.7                        285.0

   Long-term debt                                                              21.1                         23.0
   Other noncurrent liabilities                                               158.4                        142.1
                                                                 --------------------            -------------------

      Total liabilities                                                       553.2                        450.1
                                                                 --------------------            -------------------

   Commitments and contingencies

   Shareholders' equity:
      Common stock                                                            168.7                        174.0
      Additional paid-in capital                                              680.5                      1,024.5
      Retained earnings                                                     1,147.6                        961.2
      Unearned compensation                                                    (7.2)                        (7.4)
      Accumulated other comprehensive loss                                    (96.6)                       (98.2)
                                                                 --------------------            -------------------

      Total shareholders' equity                                            1,893.0                      2,054.1
                                                                 --------------------            -------------------

   Total liabilities and shareholders' equity                              $2,446.2                     $2,504.2
                                                                 ====================            ===================




NATIONAL SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(In millions)


                                                                                      Six Months Ended
                                                                           ----------------------------------------
                                                                               Nov. 27,                Nov. 28,
                                                                                 2005                    2004
                                                                           ---------------         ----------------
      Cash flows from operating activities:
      Net income                                                                $  200.3                $  207.7
      Adjustments to reconcile net income with net cash
        provided by operating activities:
         Depreciation, amortization, and accretion                                  86.3                    98.4
         (Gain) loss on investments                                                  1.3                    (1.1)
         Share in net losses of equity-method investments                            0.6                     3.3
         Loss on disposal of equipment                                               1.4                     0.7
         Gain on sale of business                                                  (24.3)                    -
         Tax benefit associated with stock options                                  45.0                     3.9
         Noncash other operating income, net                                        (0.2)                  (18.3)
         Other, net                                                                  2.5                     0.4
         Changes in certain assets and liabilities, net:
            Receivables                                                            (44.8)                   52.3
            Inventories                                                              9.5                    (1.2)
            Other current assets                                                    17.2                    (1.4)
            Accounts payable and accrued expenses                                   33.4                  (106.2)
            Current and deferred income taxes                                       31.3                    (9.1)
            Other noncurrent assets                                                 (9.6)                    -
            Other noncurrent liabilities                                            16.3                     2.2
                                                                           ---------------         ----------------

      Net cash provided by operating activities                                    366.2                   231.6
                                                                           ---------------         ----------------

      Cash flows from investing activities:
      Purchase of property, plant and equipment                                    (46.4)                  (73.5)
      Sale of equipment                                                              0.7                     -
      Sale of business                                                              60.0                    10.0
      Sale of investments                                                            0.3                     0.6
      Funding of benefit plan                                                       (3.0)                   (6.1)
      Security deposits on leased equipment                                          -                     (12.9)
      Investment in nonpublicly traded companies                                     -                      (0.3)
      Other, net                                                                    (2.0)                    -
                                                                           ---------------         ----------------

      Net cash provided by (used by) investing activities                            9.6                   (82.2)
                                                                           ---------------         ----------------

      Cash flows from financing activities:
      Payment on software license obligations                                      (13.1)                  (12.2)
      Issuance of common stock                                                     149.1                    45.9
      Purchase and retirement of treasury stock                                   (550.6)                  (74.9)
      Cash dividends declared and paid                                             (13.9)                    -
                                                                           ---------------         ----------------

      Net cash used by financing activities                                       (428.5)                  (41.2)
                                                                           ---------------         ----------------

      Net change in cash and cash equivalents                                      (52.7)                  108.2
      Cash and cash equivalents at beginning of period                             867.1                   642.9
                                                                           ---------------         ----------------

      Cash and cash equivalents at end of period                                 $ 814.4                 $ 751.1
                                                                           ===============         ================


PART I. FINANCIAL INFORMATION
EARNINGS PER SHARE (Unaudited)
(In millions, except per share amounts)



                                                             Three Months Ended              Six Months Ended
                                                         -----------------------------    -------------------------
                                                            Nov. 27,       Nov. 28,        Nov. 27,     Nov. 28,
                                                              2005          2004             2005         2004
                                                         -------------- --------------    ------------ ------------
Earnings per share:
         Basic                                           $  0.34       $  0.25           $ 0.58      $  0.58
         Diluted                                         $  0.32       $  0.24           $ 0.56      $  0.55

Net income used in basic and diluted
         earnings per share calculation                  $114.7       $  90.0          $ 200.3       $207.7

Weighted-average shares:
         Basic                                            339.7         356.0            342.8        356.7
         Diluted                                          356.7         374.2            360.2        378.0


NOTES TO FINANCIAL STATEMENTS:
(In millions)


                                                               Three Months Ended             Six Months Ended
                                                             -------------------------    --------------------------
                                                              Nov. 27,     Nov. 28,        Nov. 27,      Nov. 28,
                                                                2005         2004            2005          2004
                                                             ------------ ------------    ------------ -------------
  Other operating income, net
  ---------------------------
  Release of litigation accrual                                 $  (1.3)    $  (10.0)        $  (1.3)   $   (10.0)
  Net intellectual property income                                 (0.7)        (0.8)           (1.4)        (2.3)
  Other                                                            (0.4)         -              (0.7)         -
                                                             ------------ ------------    ------------ -------------
    Total Other operating income, net                           $  (2.4)    $  (10.8)        $  (3.4)    $  (12.3)
                                                             ============ ============    ============ =============

  Interest income, net
  --------------------

  Interest income                                                $  7.9       $  3.8         $  15.3       $  6.9
  Interest expense                                                 (0.4)        (0.3)           (0.7)        (0.8)
                                                             ------------ ------------    ------------ -------------

    Interest income, net                                         $  7.5       $  3.5         $  14.6       $  6.1
                                                             ============ ============    ============ =============

Other non-operating income (expense), net
-----------------------------------------

Gain (loss) on investments                                     $   0.9      $   1.2         $  (1.3)    $    1.1
Share in net losses of equity-method
  Investments                                                     (0.3)        (1.7)           (0.6)        (3.3)
Other                                                              -            -               -           (0.5)
                                                            ------------ ------------    ------------ -------------

  Total other non-operating income (expense), net              $   0.6      $  (0.5)        $  (1.9)    $   (2.7)
                                                            ============ ============    ============ =============
